          As filed with the U.S. Securities and Exchange Commission

                             on February 22, 1999


                        Securities Act File No. 033-63655
                    Investment Company Act File No. 811-07371

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]

                         Pre-Effective Amendment No. [ ]


                       Post-Effective Amendment No. 6 [x]


                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                               Amendment No. 7 [x]


                        (Check appropriate box or boxes)

                     Warburg, Pincus Japan Growth Fund, Inc.
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
               (Exact Name of Registrant as Specified in Charter)

      466 Lexington Avenue
      New York, New York                                       10017-3147
 ........................................                  ..................
(Address of Principal Executive Offices)                      (Zip Code)

             Registrant's Telephone Number, including Area Code:
                                 (212) 878-0600

                                Janna Manes, Esq.
                     Warburg, Pincus Japan Growth Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                    .........................................
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: February 22, 1999


It is proposed that this filing will become effective (check appropriate box):


[x]   immediately upon filing pursuant to paragraph (b)



[ ]   on (date) pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:


      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                                  Common Class

                               February 22, 1999


                                 WARBURG PINCUS
                               JAPAN GROWTH FUND

                                       -

                                 WARBURG PINCUS
                            JAPAN SMALL COMPANY FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

                          [Warburg Pincus Funds Logo]

                                    CONTENTS


KEY POINTS.................... ....................           4
   Goals and Principal Strategies..................           4
   Investor Profile................................           4
   A Word About Risk...............................           6
PERFORMANCE SUMMARY............... ................           8
   Year-by-Year Total Returns......................           8
   Average Annual Total Returns....................           9
INVESTOR EXPENSES................ .................          10
   Fees and Fund Expenses..........................          10
   Example.........................................          11
THE FUNDS IN DETAIL............... ................          12
   The Management Firm.............................          12
   Multi-Class Structure...........................          12
   Fund Information Key............................          13
JAPAN GROWTH FUND................ .................          14
JAPAN SMALL COMPANY FUND............. .............          16
MORE ABOUT RISK................. ..................          18
   Introduction....................................          18
   Types of Investment Risk........................          18
   Certain Investment Practices....................          20
MEET THE MANAGER................. .................          22
ABOUT YOUR ACCOUNT................ ................          23
   Share Valuation.................................          23
   Buying and Selling Shares.......................          23
   Account Statements..............................          24
   Distributions...................................          24
   Taxes...........................................          24
OTHER INFORMATION................ .................          26
   About the Distributor...........................          26
FOR MORE INFORMATION............... ...............  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


  FUND/RISK FACTORS               GOAL                         STRATEGIES


JAPAN GROWTH FUND       Long-term growth of        - Invests in equity securities of
Risk factors:           capital                      Japanese companies
 Market risk                                       - May invest in companies of any
 Foreign securities                                size
 Country focus                                     - May look for companies with
 Non-diversified                                     attractive growth potential or
status                                               companies whose equity
                                                     securities appear undervalued


JAPAN SMALL COMPANY     Long-term capital          - Invests in equity securities of
FUND                    appreciation               small Japanese companies
Risk factors:                                      - Emphasizes equity securities
 Market risk                                       with attractive
 Foreign securities                                  capital-appreciation potential
 Country focus
 Non-diversified
status
 Small companies
 Special-situation
 companies


     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - are seeking access to the Japanese market, which can be less accessible to individual investors

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                       This page intentionally left blank

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
Both funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including equity securities and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES
Both funds

   A fund that invests outside the U.S. carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Each of the funds may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to the Japanese yen.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

COUNTRY FOCUS
Both funds

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) will have a greater effect on fund performance than they would in a more geographically diversified equity fund.

NON-DIVERSIFIED STATUS
Both funds


   The funds are considered non-diversified investment companies under the Investment Company Act of 1940 and are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers. As a result, the funds may be subject to greater volatility with respect to their respective portfolio securities than a fund that is more broadly diversified.



SMALL COMPANIES

Japan Small Company Fund

   Small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

SPECIAL-SITUATION COMPANIES
Japan Small Company Fund

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

                              PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                  1995      1996      1997      1998
JAPAN GROWTH FUND                             -5.49%     1.52%    1.28%
  Best quarter: 21.99% (Q2 97)
  Worst quarter: -12.21% (Q4 97)
  Inception date: 12/29/95
--------------------------------------------------------------------------
JAPAN SMALL COMPANY FUND           -1.09%    -13.09%   -25.51%   12.76%
  Best quarter: 24.38% (Q3 95)
  Worst quarter: -18.38% (Q1 95)
  Inception date: 9/30/94
--------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


                              ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
   PERIOD ENDED 12/31/98:       1998     1994-1998    1989-1998    FUND       DATE
JAPAN GROWTH FUND               1.28%         N/A         N/A      -0.95%   12/29/95
TOPIX(1)                        7.66%         N/A         N/A     -13.55%
JAPAN SMALL COMPANY FUND       12.76%         N/A         N/A      -8.18%    9/30/94
JASDAQ INDEX ($) UNHEDGED(2)   17.60%         N/A         N/A     -18.82%
JASDAQ INDEX (Y) HEDGED(2)      2.00%         N/A         N/A     -15.76%
MSCI Japan Small Company
  Index(3)                     23.88%         N/A         N/A     -20.16%



(1) The TOPIX is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.



(2) The JASDAQ Over-the-Counter Composite Index is an unmanaged index (with no defined investment objective) of stocks traded over the counter in Japan.



(3) Morgan Stanley Capital International Japan Small Company Index is composed of small-cap Japanese stocks.


                           UNDERSTANDING PERFORMANCE

   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.



                                                                        JAPAN
                                                     JAPAN GROWTH   SMALL COMPANY
                                                         FUND           FUND
SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                       NONE           NONE
Deferred sales charge "load"                           NONE           NONE
Sales charge "load" on reinvested distributions          NONE            NONE
Redemption fees                                          NONE            NONE
Exchange fees                                            NONE            NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                          1.25%           1.25%
Distribution and service (12b-1) fee                     .25%            .25%
Other expenses                                           .78%           1.06%
TOTAL ANNUAL FUND OPERATING EXPENSES*                   2.28%           2.56%



* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 1998 but may be discontinued at any time.



                                                                        JAPAN
                                                    JAPAN GROWTH    SMALL COMPANY
    EXPENSES AFTER WAIVERS AND REIMBURSEMENTS           FUND            FUND
Management fee                                           .85%            .56%
Distribution and service (12b-1) fee                     .25%            .25%
Other expenses                                           .65%            .94%
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.75%           1.75%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                         ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
JAPAN GROWTH FUND                          $231         $712        $1,220      $2,615
JAPAN SMALL COMPANY FUND                   $259         $796        $1,360      $2,895

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM

   WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 - Investment adviser for the funds


 - Responsible for managing each fund's assets according to its goal and strategies



 - A professional investment-advisory firm providing investment services to individuals since 1970 and to institutions since 1973



 - Currently manages approximately $22 billion in assets


   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.

     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.


   The Japan Growth Fund offers Advisor Class shares described in a separate prospectus. Advisor Class shares are available through financial-services firms.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:


GOAL AND STRATEGIES


   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.


 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.



 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                               JAPAN GROWTH FUND


     GOAL AND STRATEGIES


   The Japan Growth Fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

   Warburg Pincus believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the fund intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the fund's portfolio manager seeks to identify Japanese companies with attractive growth potential. The manager also looks for companies whose equity securities appear undervalued based on factors such as earnings or assets. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers.

     PORTFOLIO INVESTMENTS

   This fund currently intends to invest at least 80% of assets in equity securities of Japanese issuers. Equity holdings may consist of:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - American Depositary Receipts ("ADRs")

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities

 - country focus

 - non-diversified status

   The value of your investment will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About

Risk" details these and certain other
investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards manages the fund's investment portfolio. You can find out more about him in "Meet the Manager."
     INVESTOR EXPENSES


   Management fee                                                        .85%

   Distribution and service

    (12b-1) fee                                                          .25%


   All other expenses                                                    .65%



        Total expenses                                                  1.75%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



                      PERIOD ENDED:                          10/98     10/97()    10/96(1)
PER-SHARE DATA
Net asset value, beginning of period                           $9.74      $9.85     $10.00
Investment activities:
Net investment income                                          (0.07)(2)    (0.07)    (0.06)
Net gains or losses on investments and foreign currency
related items (both realized and unrealized)                   (1.08)      0.21      (0.09)
 Total from investment activities                              (1.15)      0.14      (0.15)
Distributions:
From net investment income                                      0.00      (0.20)      0.00
In excess of realized capital gains                             0.00      (0.05)      0.00
 Total distributions                                            0.00      (0.25)      0.00
Net asset value, end of period                                 $8.59      $9.74      $9.85
Total return                                                 (11.81%)     1.47%     (1.50%)(3)
RATIOS AND SUPPLEMENTAL DATA


Net assets, end of period (000s omitted)                     $40,519    $24,954    $20,157
Ratio of expenses to average net assets                         1.75%(5)     1.75%(5)     1.76%(4,5)
Ratio of net income (loss) to average net assets              (0.76%)    (1.03%)    (1.03%)(4)
Decrease reflected in above operating expense ratios due
 to
 waivers/reimbursements                                         0.53%      0.81%      1.79%(4)
Portfolio turnover rate                                        75.82%     93.84%     51.72%(3)



(1) For the period December 29, 1995 (Commencement of Operations) through October 31, 1996.


(2) Per share information is calculated using the average shares outstanding method.


(3) Not annualized.


(4) Annualized.


(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .00% and .01% for the years ending October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the years ended October 31, 1998, 1997 and for the period ending October 31, 1996, respectively.

                            JAPAN SMALL COMPANY FUND


     GOAL AND STRATEGIES


   The Japan Small Company Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small companies located in or conducting a majority of their business in Japan.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of small Japanese companies. The fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the:

 - JASDAQ Index

 - Second Section of the Tokyo Stock Exchange or

 - smaller half of the First Section of the Tokyo Stock Exchange

   Some companies may outgrow the definition of a small company after the fund has purchased their securities. These companies continue to be considered small for purposes of the fund's 65% minimum allocation to Japanese small-company equities.

   Once the 65% policy is met, the fund may invest in Japanese or other Asian companies of any size. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers. The fund will not invest more than 10% of assets in any one country except Japan.

   In choosing equity securities, the fund's portfolio manager looks for companies that offer attractive opportunities for capital appreciation.
     PORTFOLIO INVESTMENTS

   This fund invests primarily in equity securities of small Japanese companies. Equity holdings may consist of:

 - common stocks


 - rights and warrants


 - securities convertible into or exchangeable for common stocks

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities

 - country focus

 - non-diversified status

 - small companies


 - special-situation companies


   The value of your investment will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.


   Investing in other small companies may expose the fund to increased market, liquidity and information risks. Often, these companies are involved in "special situations." Securities of a special-situation company may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize. "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards manages the fund's investment portfolio. You can find out more about him in "Meet the Manager."
     INVESTOR EXPENSES


   Management fee                                                        .56%

   Distribution and service

     (12b-1) fee                                                         .25%


   All other expenses                                                    .94%


        Total expenses                                                  1.75%


                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



             PERIOD ENDED:                10/98       10/97       10/96       10/95      10/94(1)
PER-SHARE DATA
Net asset value, beginning of period        $6.37       $8.47       $9.09       $9.85      $10.00
Investment activities:
Net investment income                       (0.01)      (1.22)      (0.23)       0.00        0.00
Net gains or losses on investments and
 foreign currency related items
 (both realized and unrealized)             (0.67)      (0.79)      (0.01)      (0.76)      (0.15)
 Total from investment activities           (0.68)      (2.01)      (0.24)      (0.76)      (0.15)
Distributions:
From net investment income                   0.00        0.00       (0.38)       0.00        0.00
From realized capital gains                 (0.07)      (0.09)       0.00        0.00        0.00
Return of capital                           (0.05)       0.00        0.00        0.00        0.00
 Total distributions                        (0.12)      (0.09)      (0.38)       0.00        0.00
Net asset value, end of period              $5.57       $6.37       $8.47       $9.09       $9.85
Total return                               (10.61%)    (23.98%)     (2.79%)     (7.72%)     (1.50%)(2)
RATIOS AND SUPPLEMENTAL DATA


Net assets, end of period (000s
omitted)                                  $37,299     $41,627    $154,460    $178,568     $19,878
Ratio of expenses to average net assets      1.75%(4)     1.76%(4)     1.76%(4)     1.41%     1.00%(3)
Ratio of net income (loss) to average
 net assets                                 (0.84%)     (1.10%)     (1.22%)     (0.15%)      0.49%(3)
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                      0.81%       0.51%       0.29%       1.35%       4.96%(3)
Portfolio turnover rate                    112.68%     100.60%      95.23%      82.98%        .00%

(1) For the period September 30, 1994 (Commencement of Operations) through October 31, 1994.


(2) Not annualized.

(3) Annualized.
(4) Interest earned on uninvested cash balances is used to direct portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .01% for the years ending October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.75%, 1.75% and 1.75% for the years ended October 31, 1998, 1997 and 1996, respectively.

                                MORE ABOUT RISK

     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.


   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.



   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.



   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.



   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.


    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to the risks of the derivative or practice. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.


   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.


   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.



   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The funds' investment adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of 1999, and is developing contingency plans intended to address any unexpected service problems. The funds' operations are dependent upon interactions among many participants in the financial-services and other related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.


   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the funds invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect a fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
20%    Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted


                                                                     Japan
                                                            Japan    Small
                                                            Growth  Company
                                                             Fund     Fund
 INVESTMENT PRACTICE                                              LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                     30%     30%
----------------------------------------------------------------------------


COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                               [-]     [-]
----------------------------------------------------------------------------


CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage fund exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation, credit, currency,
hedged exposure, liquidity, political, valuation risks.(1)     [-]     [-]
----------------------------------------------------------------------------


FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                 [ ]     [ ]
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                         25%     25%
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                         10%     15%
----------------------------------------------------------------------------

                                                                      Japan
                                                            Japan     Small
                                                            Growth   Company
                                                             Fund     Fund

 INVESTMENT PRACTICE                                              LIMIT
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3% 33 1/3%
----------------------------------------------------------------------------


SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation
risks.                                                         [-]     [-]
----------------------------------------------------------------------------


SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [-]     [-]
----------------------------------------------------------------------------


TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.   [ ]     [ ]
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%     10%
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%
----------------------------------------------------------------------------



(1) The funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.


(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGER


                          [P. Nicholas Edwards Photo]

                              P. NICHOLAS EDWARDS
                               Managing Director

 - Portfolio Manager, Japan Growth Fund since fund inception

 - Portfolio Manager, Japan Small Company Fund since May 1997

 - With Warburg Pincus since 1995


 - Previously director at Jardine Fleming Investment Advisers, Tokyo, 1984 to
  1995



           Job title indicates position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.


   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     BUYING AND
     SELLING SHARES

   The accompanying Shareholder
Guide explains how to invest directly with the funds. You will find information about purchases, redemptions, exchanges and services.

   Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.


FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The funds have authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the funds are available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(TM) Program

 - Waterhouse Securities, Inc.
                                       23

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its shareholders as distributions.


   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.



   The funds typically distribute dividends and capital gains annually, usually in December.


   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES


   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


TAXES ON DISTRIBUTIONS
   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from a fund's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be short-term or long-term.


   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is responsible for:

 - making the funds available to you

 - account servicing and maintenance


 - other administrative services related to the sale of the Common Class



   As part of their business strategies, the funds each have adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate Counsellors Securities for the above services. Under the plan, Counsellors Securities receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:

     SHAREHOLDER GUIDE

   Explains how to buy and sell shares. The Shareholder Guide is incorporated by reference into (is legally part of) this Prospectus.

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION


   A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

   Please contact Warburg Pincus Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:

BY TELEPHONE:
   800-WARBURG
   (800-927-2874)

BY MAIL:
   Warburg Pincus Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial
   Attn: Warburg Pincus Funds
   2 Heritage Drive
   North Quincy, MA 02171

ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBERS:

Warburg Pincus Japan Growth Fund    811-07371

Warburg Pincus Japan
Small Company Fund                  811-08686

                          [Warburg Pincus Funds Logo]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  - www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPJPN-1-0299

                                   PROSPECTUS

                                 Advisor Class

                               February 22, 1999


                                 WARBURG PINCUS
                               JAPAN GROWTH FUND


           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.


                          [Warburg Pincus Funds Logo]

                                    CONTENTS


KEY POINTS.................... ....................           5
   Goals and Principal Strategies..................           5
   Investor Profile................................           5
   A Word About Risk...............................           6
PERFORMANCE SUMMARY............... ................           7
   Year-by-Year Total Returns......................           7
   Average Annual Total Returns....................           7
INVESTOR EXPENSES................ .................           8
   Fees and Fund Expenses..........................           8
   Example.........................................           9
THE FUND IN DETAIL................ ................          10
   The Management Firm.............................          10
   Multi-Class Structure...........................          10
   Fund Information Key............................          11
   Goal and Strategies.............................          12
   Portfolio Investments...........................          12
   Risk Factors....................................          12
   Portfolio Management............................          13
   Investor Expenses...............................          13
MORE ABOUT RISK................. ..................          14
   Introduction....................................          14
   Types of Investment Risk........................          14
   Certain Investment Practices....................          16
MEET THE MANAGER................. .................          18
ABOUT YOUR ACCOUNT................ ................          20
   Share Valuation.................................          20
   Account Statements..............................          20
   Distributions...................................          21
   Taxes...........................................          21
OTHER INFORMATION................ .................          22
   About the Distributor...........................          22

BUYING SHARES.................. ...................          23

SELLING SHARES.................. ..................          25

SHAREHOLDER SERVICES............... ...............          27

OTHER POLICIES.................. ..................          28
FOR MORE INFORMATION............... ...............  back cover

                       This page intentionally left blank

                                   KEY POINTS
                         GOALS AND PRINCIPAL STRATEGIES


  FUND/RISK FACTORS               GOAL                         STRATEGIES


JAPAN GROWTH FUND       Long-term growth of        - Invests in equity securities of
Risk factors:           capital                      Japanese companies
 Market risk                                       - May invest in companies of any
 Foreign securities                                  size
 Country focus                                     - May look for companies with
 Non-diversified                                     attractive growth potential or
 status                                              companies whose equity
                                                     securities appear undervalued


     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - are seeking access to the Japanese market, which can be less accessible to individual investors

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

FOREIGN SECURITIES

   Investments outside the U.S. carries additional risks that include:


 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to the Japanese yen.


 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

COUNTRY FOCUS

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) will have a greater effect on fund performance than they would in a more geographically diversified equity fund.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                              PERFORMANCE SUMMARY


The bar chart and the table below provide an indication of the risks of investing in this fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.


                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:                    1996        1997        1998
JAPAN GROWTH FUND
  Best quarter: 21.79% (Q2 97)                   0.85%      0.95%
  Worst quarter: -13.40% (Q4 97)     -5.80%
Inception date: 12/29/95


--------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


                               ONE YEAR   FIVE YEARS   10 YEARS    LIFE OF   INCEPTION
   PERIOD ENDED 12/31/98:        1998     1994-1998    1989-1998    FUND       DATE
JAPAN GROWTH FUND                 .95%      N/A          N/A        -1.38%   12/29/95
TOPIX*                           7.66%      N/A          N/A       -13.55%



* The TOPIX is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.


                           UNDERSTANDING PERFORMANCE

   - TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   - A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   - An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.


   - Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 1998.


SHAREHOLDER FEES
 (paid directly from your investment)
Sales charge "load" on purchases                                NONE
Deferred sales charge "load"                                    NONE
Sales charge "load" on reinvested distributions                   NONE
Redemption fees                                                   NONE
Exchange fees                                                     NONE
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
Management fee                                                   1.25%
Distribution and service (12b-1) fee                              .50%
Other expenses                                                    .83%
TOTAL ANNUAL FUND OPERATING EXPENSES*                            2.58%



* Actual fees and expenses for the fiscal year ended October 31, 1998 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 1998 but may be discontinued at any time.



         EXPENSES AFTER WAIVERS AND REIMBURSEMENTS
Management fee                                                    .85%
Distribution and service (12b-1) fee                              .50%
Other expenses                                                    .65%
TOTAL ANNUAL FUND OPERATING EXPENSES                             2.00%

                                    EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


ONE YEAR   THREE YEARS   FIVE YEARS   10 YEARS
 $261         $802         $1,370      $2,915

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM

WARBURG PINCUS ASSET
MANAGEMENT, INC.
466 Lexington Avenue
New York, NY 10017-3147

 - Investment adviser for the fund


 - Responsible for managing the fund's assets according to its goal and strategies



 - A professional investment-advisory firm providing investment services to individuals since 1970 and to institutions since 1973



 - Currently manages approximately $22 billion in assets


   For easier reading, Warburg Pincus Asset Management, Inc. will be referred to as "Warburg Pincus" or "we" throughout this Prospectus.
     MULTI-CLASS STRUCTURE

   This fund offers two classes of shares, Common and Advisor. This Prospectus offers the Advisor Class of shares, which are sold through financial services firms.


   The Common Class is described in a separate prospectus.

     FUND INFORMATION KEY

   The description on the next page provides the following information about the fund:


GOAL AND STRATEGIES


   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.


PORTFOLIO INVESTMENTS
   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS
   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT
   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES
   Actual fund expenses for the 1998 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12B-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS
   A table showing the fund's audited financial performance for up to five years.


 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.



 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES


   This fund seeks long-term growth of capital. To pursue its goal, the fund invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

   Warburg Pincus believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the fund intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the fund's portfolio manager seeks to identify Japanese companies with attractive growth potential. The manager also looks for companies whose equity securities appear undervalued based on factors such as earnings or assets. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the fund will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers.

     PORTFOLIO INVESTMENTS

   This fund currently intends to invest at least 80% of assets in equity securities of
Japanese issuers. Equity holdings may consist of:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - American Depositary Receipts ("ADRs")

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - foreign securities

 - country focus

 - non-diversified status

   The value of your investment will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About

Risk" details these and certain other
investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards manages the fund's investment portfolio. You can find out more about him in "Meet the Manager."

     INVESTOR EXPENSES


   Management fee                                                        .85%

   Distribution and service

    (12b-1) fee                                                          .50%


   All other expenses                                                    .65%


                                                                 ------------

      Total expenses                                                    2.00%


                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.



                       PERIOD ENDED:                          10/98()    10/97()    10/96(1)
PER-SHARE DATA
Net asset value, beginning of period                             $9.89      $9.83     $10.00
Investment activities:
Net investment income (Loss)                                     (0.11)(2)     0.05    (0.09)
Net gains or losses on investments and foreign currency
related items (both realized and unrealized)                     (1.07)      0.01      (0.08)
 Total from investment activities                                (1.18)      0.06      (0.17)
Distributions:
From net investment income                                        0.00       0.00       0.00
From realized capital gains                                       0.00       0.00       0.00
 Total distributions                                              0.00       0.00       0.00
Net asset value, end of period                                   $8.71      $9.89      $9.83
Total return                                                    (11.93%)     0.61%     (1.70%)(3)
RATIOS AND SUPPLEMENTAL DATA


Net assets, end of period (000s omitted)                           $22        $17         $1
Ratio of expenses to average net assets                           2.00%(5)     2.00%(5)     2.00%(4,5)
Ratio of net income (loss) to average net assets                 (1.11%)    (1.42%)    (1.08%)(4)
Decrease reflected in above operating expense ratios due to
 waivers/reimbursements                                           0.58%      7.25%      3.43%(4)
Portfolio turnover rate                                          75.82%     93.84%     51.72%(3)



(1) For the period December 29, 1995 (Commencement of Operations) through October 31, 1996.


(2) Per share information is calculated using the average shares outstanding method.


(3) Not annualized.


(4) Annualized.

(5) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Advisor Shares' expense ratio.

                                MORE ABOUT RISK

     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The fund discussion contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.


   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.


   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to the risks of the derivative or practice. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.



   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.


   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.


   YEAR 2000 PROCESSING RISK The funds' investment adviser is working to address the Year 2000 issue relating to the change from "99" to "00" on January 1, 2000, and has obtained assurances from major service providers that they are taking similar steps. The adviser is working on the Year 2000 issue pursuant to a plan designed to address potential problems and progress is proceeding according to the plan. The adviser anticipates the completion of testing of internal systems in the first part of 1999, and is developing contingency plans intended to address any unexpected service problems. The funds' operations are dependent upon interactions of many participants in the financial-services and other related industries. There is no assurance that preparations by the adviser and other industry participants will be sufficient, and there can be no assurance that these efforts will be sufficient, and any noncompliant computer systems could hurt key fund operations, such as shareholder servicing, pricing and trading.


   The Year 2000 issue affects practically all companies, organizations, governments, markets and economies throughout the world -- including companies or governmental entities in which the funds invest and markets in which they trade. However, at this time no one knows precisely what the degree of impact will be. To the extent that the impact on a fund holding or on markets or economies is negative, it could seriously affect a fund's performance.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of
       NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of
       TOTAL fund assets; does not indicate actual use
[ ]    Permitted, but not expected to be used to a significant extent


 INVESTMENT PRACTICE                                           LIMIT
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                      30%
---------------------------------------------------------------------


COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                [-]
---------------------------------------------------------------------


CURRENCY HEDGING Instruments, such as options, futures,
forwards or swaps, intended to manage fund exposure to
currency risk. Options, futures or forwards involve the
right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit,
currency, hedged exposure, liquidity, political, valuation
risks.                                                          [-]
---------------------------------------------------------------------


FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                  [ ]
---------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.
---------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May
include private placements. Liquidity, market, valuation
risks.                                                          10%
---------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market, operational risks.                         33 1/3%
---------------------------------------------------------------------


SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation
risks.                                                          [-]
---------------------------------------------------------------------

                    INVESTMENT PRACTICE                       LIMIT


SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                         [-]
--------------------------------------------------------------------


TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and might prevent a fund from achieving its goal.   [ ]
--------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                            10%
--------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%
--------------------------------------------------------------------



(1) The funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.


(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                                MEET THE MANAGER

                          [P. Nicholas Edwards Photo]

                              P. NICHOLAS EDWARDS
                               Managing Director

 - Portfolio Manager, Japan Growth Fund since fund inception

 - Portfolio Manager, Japan Small Company Fund since May 1997

 - With Warburg Pincus since 1995


 - Previously director at Jardine Fleming Investment Advisers, Tokyo, 1984 to

  1995



           Job title indicates position with the investment adviser.

                       This page intentionally left blank

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.


   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value.


   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

FINANCIAL-SERVICES FIRMS
   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   To offset start-up costs and expenses associated with certain qualified retirement plans making Advisor Shares available to plan participants, Counsellors Securities pays CIGNA Financial Advisors, Inc., a registered broker-dealer which is the broker of record for Connecticut General Life Insurance Company, a one-time fee of .25% of the average aggregate account balances of plan participants during the first year of implementation.

     ACCOUNT STATEMENTS

   In general, you will receive account statements as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will receive annual and semiannual financial reports.
                                       20

     DISTRIBUTIONS

   As a fund investor, you are entitled to your share of the fund's net income and gains on its investments. The fund passes these earnings along to its shareholders as distributions.


   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.



   The fund typically distributes dividends and capital gains annually, usually in December.


   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. Unless your account is an IRA or other tax-advantaged account, you should be aware of the potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS
   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.


   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Fund distributions are taxed based on the length of time the fund holds its assets, regardless of how long you have held fund shares. Distributions from the fund's long-term capital gains are taxed as capital gains; distributions from short-term capital gains and other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which could be short-term or long-term.


   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099 that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS
   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Counsellors Securities Inc., a wholly owned subsidiary of Warburg Pincus, is the fund's distributor. Counsellors Securities is responsible for:

 - making the funds available to you

 - account servicing and maintenance


   Certain institutions and financial services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to
 .75%.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.


   If you need an application, call our Institutional Shareholder Service Center to receive one by mail or fax.



   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV.

FINANCIAL-SERVICES FIRMS


   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.


   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
     ADDING TO AN ACCOUNT


   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS


   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed government checks.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK


- Complete the Warburg Pincus Advisor          - Make your check payable to Warburg
  Funds New Account Application.                 Pincus Advisor Funds.
- Make your check payable to Warburg           - Write the account number and the fund
  Pincus Advisor Funds.                          name on your check.
- Write the fund name on the check.            - Mail to Warburg Pincus Advisor Funds.
- Mail to Warburg Pincus Advisor Funds.
BY EXCHANGE


- Call our Institutional Shareholder           - Call our Institutional Shareholder
  Service Center to request an exchange          Service Center to request an exchange
  from another Warburg Pincus fund or            from another Warburg Pincus fund or
  portfolio. Be sure to read the current         portfolio.
  Prospectus for the new fund or               If you do not have telephone privileges,
  portfolio.                                   mail or fax a letter of instruction.
If you do not have telephone privileges,
mail or fax a letter of instruction.
BY WIRE


- Complete and sign the New Account            - Call our Institutional Shareholder
  Application.                                   Service Center by 4 p.m. ET to inform us
- Call our Institutional Shareholder             of the incoming wire. Please be sure to
  Service Center and fax the signed New          specify the account registration,
  Account Application by 4 p.m. ET.              account number and the fund name on
- Institutional Shareholder Services will        your wire advice.
  telephone you with your account number.      - Wire the money for receipt that day.
  Please be sure to specify the account
  registration, account number and the
  fund name on your wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Warburg Pincus Advisor Funds.
BY ACH TRANSFER



- Cannot be used to open an account.           - Call our Institutional Shareholder
                                                 Service Center to request an ACH transfer
                                                 from your bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive your
                                                 order in proper form.
                                               Requires ACH on Demand privileges.



                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER

                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                                 SELLING SHARES


   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL



WRITE US A LETTER OF INSTRUCTION THAT          - Sales of any amount.
INCLUDES:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Warburg Pincus
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Shareholder Service Center
(unless a signature guarantee is
required).
BY EXCHANGE


- Call our Institutional Shareholder           - Accounts with telephone privileges.
  Service Center to request an exchange        If you do not have telephone privileges,
  into another Warburg Pincus Fund or          mail or fax a letter of instruction to
  portfolio. Be sure to read the current       exchange shares.
  Prospectus for the new fund or portfolio.
BY PHONE



CALL OUR INSTITUTIONAL SHAREHOLDER             - Accounts with telephone privileges.
SERVICE CENTER TO REQUEST A REDEMPTION.
YOU CAN RECEIVE THE PROCEEDS AS:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER


- Complete the "Wire Instructions" or          - Requests by phone or mail.
  "ACH on Demand" section of your New
Account Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US



  INSTITUTIONAL SHAREHOLDER SERVICE CENTER


  Toll free: 800 -222-8977


  Fax:      212-370-9833



  MAIL


    Warburg Pincus Advisor Funds


    P.O. Box 9030


    Boston, MA 02205-9030



  OVERNIGHT/COURIER SERVICE


    Boston Financial


    Attn: Warburg Pincus Advisor Funds


    2 Heritage Drive


    North Quincy, MA 02171



  INTERNET




  www.warburg.com



                               WIRE INSTRUCTIONS



  State Street Bank and Trust Company


  ABA# 0110 000 28


  Attn: Mutual Funds/Custody Dept.


  [Warburg Pincus Advisor Fund Name]


  DDA# 9904-649-2

  F/F/C: [Account Number and Registration]
     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days


 - redemptions in certain large accounts (other than by exchange)


 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER

                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES


   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Shareholder Service Center.


AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES


   Call our Institutional Shareholder Service Center to update your account records whenever you change your address. Institutional Shareholder Services can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS


   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.


   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day


   If you wire money without first calling our Institutional Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.



   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.


   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases


 - charge a wire-redemption fee


 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations


 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or periods when trading on the NYSE is restricted, or any other time that the SEC permits)


 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                    INSTITUTIONAL SHAREHOLDER SERVICE CENTER

                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET
                                       28

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION


   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.


   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public
Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.


   Please contact Warburg Pincus Advisor Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and to make shareholder inquiries:


BY TELEPHONE:
   800-222-8977

BY MAIL:
   Warburg Pincus Advisor Funds

   P.O. Box 9030


   Boston, MA 02205-9030


BY OVERNIGHT OR COURIER SERVICE:

   Boston Financial


   Attn: Warburg Pincus Advisor Funds


   2 Heritage Drive


   North Quincy, MA 02171


ON THE INTERNET:
   www.warburg.com

SEC FILE NUMBER:

Warburg Pincus Japan Growth Fund                                       811-07371


                              [WARBURG PINCUS LOGO]


                      P.O. BOX 9030, BOSTON, MA 02205-9030

                        800-222-8977  - www.warburg.com

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           ADJPG-1-0299

      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              WARBURG PINCUS FUNDS

     On February 15, 1999, Warburg Pincus and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg Pincus Asset Management, Inc., the investment adviser to these Warburg Pincus funds. Under the terms of the arrangement, no immediate changes are planned to Warburg Pincus investment portfolio managers and investment professionals.

     The funds' governing Board and fund shareholders will be asked to vote on the "assignment" of the funds' current investment advisory agreements with Warburg Pincus Asset Management. Shareholders will receive more information about the advisory agreement arrangements, but until then shareholders do not need to take any action relating to their Warburg Pincus fund shares.

     The transaction is expected to be complete in mid-1999 upon satisfaction of the various conditions in the agreement.

Date: February 22, 1999

                              WARBURG PINCUS FUNDS
                                  SHAREHOLDER
                                     GUIDE

                                  Common Class
                                December 3, 1998

      This Shareholder Guide is incorporated into and legally part of each
                   Warburg Pincus (Common Class) prospectus.

                          [Warburg Pincus Funds Logo]

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.warburg.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use ACH transfer, be sure to complete the "ACH on Demand" section of the account application.

     INVESTMENT CHECKS

   Please use either a personal or bank check payable in U.S. dollars to Warburg Pincus Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Warburg Pincus Funds. These types of checks may be returned to you and your purchase order may not be processed. Limited exceptions include properly endorsed IRA Rollover and government checks.

                           MINIMUM INITIAL INVESTMENT

Cash Reserve Fund:        $  1,000
New York Tax Exempt
  Fund:                   $  1,000
Balanced Fund:            $  1,000
Growth & Income Fund:     $  1,000
WorldPerks(R) Funds:      $  5,000
Long-Short Funds          $ 25,000
All other funds:          $  2,500
IRAs:                     $    500*
Transfers/Gifts to
  Minors:                 $    500*

* $25,000 minimum for Long-Short
  Funds.

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Warburg Pincus Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Registration]

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800 -WARBURG
             (800 -927-2874)
  Fax:      212-370-9833

  MAIL
  Warburg Pincus Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial
  Attn: Warburg Pincus Funds
  2 Heritage Drive
  North Quincy, MA 02171

  INTERNET WEB SITE
  www.warburg.com
                                        2

                                 BUYING SHARES

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the New Account Application.        - Make your check payable to Warburg
 For IRAs use the Universal IRA                Pincus Funds.
  Application.                                 - Write the account number and the fund
- Make your check payable to Warburg           name on your check.
  Pincus Funds.                                - Mail to Warburg Pincus Funds.
- Mail to Warburg Pincus Funds.                - Minimum amount is $100.
BY EXCHANGE
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange. Be sure to read         request an exchange.
  the current prospectus for the new           - Minimum amount is $250.
  fund. Also please observe the minimum        If you do not have telephone privileges,
initial investment.                            mail or fax a signed letter of
 If you do not have telephone privileges,      instruction.
mail or fax a signed letter of
instruction.
BY WIRE

- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                 4 p.m. ET to inform us of the incoming
- Call our Shareholder Service Center and        wire. Please be sure to specify your
  fax the signed New Account Application         name, the account number and the fund
  by 4 p.m. ET.                                  name on your wire advice.
- Shareholder Services will telephone you      - Wire the money for receipt that day.
  with your account number. Please be          - Minimum amount is $500.
  sure to specify your name, the account
number and the fund name on your wire
advice.
- Wire your initial investment for
receipt that day.
- Mail the original, signed application
  to Warburg Pincus Funds.
This method is not available for IRAs.
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               Requires ACH on Demand privileges.

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Accounts of any type.
includes:                                      - Sales of any amount.
- your name(s) and signature(s)                For IRAs please use the IRA Distribution
- the fund name and account number             Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares
in Writing").
Mail the materials to Warburg Pincus
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center.
BY EXCHANGE
- Call our Shareholder Service Center to       - Accounts with telephone privileges.
  request an exchange. Be sure to read         If you do not have telephone privileges,
the current prospectus for the new fund.       mail or fax a letter of instruction to
Also please observe the minimum initial        exchange shares.
investment.
BY PHONE

Call our Shareholder Service Center to         - Non-IRA accounts with telephone
request a redemption. You can receive the      privileges.
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
BY WIRE OR ACH TRANSFER
- Complete the "Wire Instructions" or          - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New          or ACH on Demand privileges.
  Account Application.                         - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

()* For the Central & Eastern Europe Fund only: A short-term trading fee of 1.0% of the amount redeemed will be deducted from the redemption proceeds if you sell shares of the fund after holding them less than six months. This fee, which is currently being waived, does not apply to shares acquired through reinvestment of distributions. For purposes of computing the short-term trading fee, any shares bought through reinvestment of distributions will be redeemed first without charging the fees, followed by the shares held longest.

                               SELLING SHARES(*)

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemption in certain large amounts (other than by exchange)

 - requests to send the proceeds to a different payee or address

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   If the fund has not yet collected payment for the shares you are selling, it will delay sending you the proceeds until your purchase payment clears. This may take up to 10 calendar days after the purchase. To avoid the collection period, consider buying shares by bank wire, bank check, certified check or money order.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

                        MINIMUM TO KEEP AN ACCOUNT OPEN

Cash Reserve Fund:           $ 750
New York Tax Exempt Fund:    $ 750
Balanced Fund:               $ 500
Growth & Income Fund:        $ 500
WorldPerks Funds:            $ 750
All other funds:            $2,000
IRAs:                        $ 250
Transfers/Gifts to
  Minors:                    $ 250

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Warburg Pincus fund. Not available for IRAs.
     RETIREMENT PLANS

   Warburg Pincus offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Roth Conversion IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Warburg Pincus, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. Shareholder Services can also help you change your account information or privileges.

                              SHAREHOLDER SERVICES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned dividend distributions as soon as your purchase order is executed. For the Intermediate Maturity Government, New York Intermediate Municipal and Fixed Income Funds and the Money Market Funds, you begin to earn dividend distributions the business day after your purchase order is executed. However, if we receive your purchase order and payment to purchase shares of a Money Market Fund before 12 p.m. (noon), you begin to earn dividend distributions on that day.
   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day
   If you wire money without first calling Shareholder Services to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.
   While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.
   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   A fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - change its minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for employees and clients of its adviser, sub-adviser, distributor and their affiliates and, for the Long-Short Funds, investments through certain financial-services firms ($10,000 minimum) and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                           800-WARBURG (800-927-2874)
       MONDAY - FRIDAY, 8 A.M. - 8 P.M. ET  SATURDAY, 8 A.M. - 4 P.M. ET

                                 OTHER POLICIES

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874)  B www.warburg.com
COUNSELLORS SECURITIES INC., DISTRIBUTOR.                  WPCOM-31-1298A

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 22, 1999


                        WARBURG PINCUS JAPAN GROWTH FUND

                     WARBURG PINCUS JAPAN SMALL COMPANY FUND



            This combined Statement of Additional Information provides information about Warburg Pincus Japan Growth Fund ("Japan Growth Fund") and Warburg Pincus Japan Small Company Fund ("Japan Small Company Fund") (each a "Fund" and collectively, the "Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds and the Prospectus for the Advisor Shares of the Japan Growth Fund, each dated February 22, 1999 as amended or supplemented from time to time (together the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.



          Each Fund's audited Annual Report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.



            This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:




              Common Shares                          Advisor Shares
          Warburg Pincus Funds                Warburg Pincus Advisor Funds
              P.O. Box 9030                           P.O. Box 9030
    Boston, Massachusetts 02205-9030              Boston, MA 02205-9030
               800-WARBURG                    Attn:  Institutional Services
                                                       800-222-8977

                              TABLE OF CONTENTS


                                                                            Page
INVESTMENT OBJECTIVES AND POLICIES........................................     1
Asian Securities..........................................................     1
Strategic and Other Transactions..........................................     2
     Securities Options...................................................     2
     Securities Index Options.............................................     5
     OTC Options..........................................................     6
     Futures Activities...................................................     6
         Futures Contracts................................................     7
         Options on Futures Contracts.....................................     8
     Currency Exchange Transactions.......................................     8
         Forward Currency Contracts.......................................     9
         Currency Options.................................................     9
         Currency Hedging.................................................     9
     Hedging Generally....................................................    10
     Swaps................................................................    11
     Asset Coverage for Forward Contracts, Options, Futures
        Options on Futures and Swaps......................................    12
Additional Information on Other Investment Practices......................    13
     Foreign Investments..................................................    13
         Foreign Debt Securities..........................................    13
         Foreign Currency Exchange........................................    13
         Information......................................................    14
         Political Instability............................................    14
         Foreign Markets..................................................    14
         Increased Expenses...............................................    14
         Dollar-Denominated Debt Securities of Foreign Issuers............    14
         Depositary Receipts..............................................    14
         Privatizations...................................................    14
         Emerging Markets.................................................    14
         Sovereign Debt...................................................    14
     U.S. Government Securities...........................................    14
     Debt Securities......................................................    15
         Below Investment Grade Securities................................    16
         Mortgage-Backed Securities.......................................    18
         Asset-Backed Securities..........................................    19
         Loan Participations and Assignments..............................    20
         Structured Notes, Bonds or Debentures............................    20
     REITs................................................................    20
     Convertible Securities...............................................    20
     Securities of Other Investment Companies.............................    20
     Lending of Portfolio Securities......................................    21
     Borrowing............................................................    21
     When-Issued Securities and Delayed-Delivery Transactions.............    21
     Short Sales "Against the Box"........................................    22
     Emerging Growth and Smaller Capitalization Companies;
        Unseasoned Issuers................................................    23
     Special Situation Companies..........................................    23
     Warrants.............................................................    24
     Non-Publicly Traded and Illiquid Securities..........................    24



                                       (i)

         Rule 144A Securities.............................................    25
     Money Market Obligations.............................................    26
         Repurchase Agreements............................................    26
         Money Market Mutual Funds........................................    26
     Reverse Repurchase Agreements and Dollar Rolls.......................    27
     Non-Diversified Status...............................................    27
Temporary Defensive Strategies............................................    28
     Debt Securities......................................................    28
     Money Market Obligations.............................................    28
INVESTMENT RESTRICTIONS...................................................    28
All Funds.................................................................    28
Japan Growth Fund.........................................................    28
Japan Small Company Fund..................................................    30
PORTFOLIO VALUATION.......................................................    32
PORTFOLIO TRANSACTIONS....................................................    33
PORTFOLIO TURNOVER........................................................    35
JAPAN AND ITS SECURITIES MARKETS..........................................    36
Domestic Politics.........................................................    36
Economic Background.......................................................    37
Generally.................................................................    37
Economic Trends...........................................................    38
Currency Fluctuation......................................................    39
Securities Markets........................................................    39
The Exchange Market.......................................................    39
The OTC Market............................................................    39
Market Risks..............................................................    40
Other Factors.............................................................    41
MANAGEMENT OF THE FUNDS...................................................    41
Officers and Board of Directors...........................................    41
Portfolio Manager.........................................................    45
Investment Adviser and Co-Administrators..................................    46
Custodian and Transfer Agent..............................................    47
Organization of the Funds.................................................    48
Distribution and Shareholder Servicing....................................    49
     Common Shares........................................................    49
     Advisor Shares.......................................................    50
     General..............................................................    51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................    51
Automatic Cash Withdrawal Plan............................................    51
EXCHANGE PRIVILEGE........................................................    52
ADDITIONAL INFORMATION CONCERNING TAXES...................................    53
The Funds and Their Investments...........................................    53
     Foreign Taxes........................................................    55
Passive Foreign Investment Companies......................................    56
Dividends and Distributions...............................................    57
Sales of Shares...........................................................    57
Backup Withholding........................................................    58
Notices...................................................................    58
Other Taxation............................................................    58



                                      (ii)

DETERMINATION OF PERFORMANCE..............................................    58
INDEPENDENT ACCOUNTANTS AND COUNSEL.......................................    62
MISCELLANEOUS.............................................................    63
FINANCIAL STATEMENTS......................................................    64
APPENDIX - DESCRIPTION OF RATINGS.........................................   A-1



                                      (iii)

                       INVESTMENT OBJECTIVES AND POLICIES

            The following policies supplement the descriptions of each Fund's investment objectives and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the Japan Small Company Fund is long-term capital appreciation.

            The investment objective of the Japan Growth Fund is long-term growth of capital.

            Unless otherwise indicated, all of the Funds are permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

            The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Asian Securities

            The Japan Growth Fund will maintain at least 65% of its total assets in equity securities of Japanese issuers and the Japan Small Company Fund will maintain at least 65% of its total assets in common stocks, warrants and securities convertible into or exchangeable for common stocks of small-sized Japanese companies, whether traded on an exchange or over-the-counter ("OTC"). In addition, the Japan Small Company Fund may invest up to 35% of its total assets in securities of other Asian issuers. Asian issuers are (i) companies (A) organized under the laws of an Asian country or its predecessors, or (B) whose principal business activities are conducted in one or more Asian countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Asian countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in an Asian country, and
(ii) governments, governmental entities or political subdivisions of Asian countries. Determinations as to the eligibility of issuers under the foregoing definition will be made by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg"), based on publicly available information and inquiries made to the companies. The Japan Small Company Fund considers Asia to be comprised of the contiguous eastern Eurasian land mass and adjacent islands, including, without limitation, the countries of Taiwan, Korea, Indonesia, China, Hong Kong, Turkey, India, Pakistan, the Philippines, Sri Lanka, Singapore and Thailand. For purposes of applying the foregoing limitations, if a company meets the definition of an Asian issuer as a result of relationships with respect to more than one Asian country, the Japan Small Company Fund may consider the company to be associated with any of such countries. Due to the rapidly evolving nature of Asian markets, the Japan Small Company Fund reserves the ability to consider additional countries to be included in Asia if market conditions should develop so as to warrant such a change in investment policy, and to modify its 10% limitation on investments relating to any one Asian country (other than Japan).

Strategic and Other Transactions

            At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts and swaps. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. Transactions that are not considered hedging should be considered speculative and may serve to increase a Fund's investment risk. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.


            Each Fund may purchase and write covered or collateralized options on securities, securities indices and currencies for both hedging purposes and to increase total return. In connection with writing options, each Fund will only be permitted to write options that are either covered (i.e. the Fund owns or has a right to acquire the security or currency or owns a comparable portfolio) or collateralized (i.e. the Fund will segregate cash or liquid assets with its custodian in an amount equal to the value of the obligation).



            Up to 25% of the Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.



            Securities Options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.


            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities its would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that the Funds may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.



            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.


            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. Each Fund that can write put and call options on securities may write (i) in-the-money call options when Warburg expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Options Clearing Corporation (the "Clearing Corporation") and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, intend to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Funds will be able to purchase on a particular security.


            Securities Index Options. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment. For example, the Japan Growth Fund or the Japan Small Company Fund might utilize securities options on indexes such as the Nikkei 225 Index, the Nikkei 300 Index, the OTC (JASDAQ) Index and the Topix Index.


            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Funds. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Funds' ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.


            Futures Activities. Each Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.


            These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


            Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.


            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Funds may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) except for the International Equity Fund, by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Currency Options. The Funds may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, a Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks.

First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

            Each Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


            Swaps. The Funds may each enter into swaps relating to indexes, currencies, interest-rates and debt and equity interests of foreign issuers without limit. A swap transaction is an agreement between a Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a stock index, a basket of stocks or a single stock. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

            A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, Warburg believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, a Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

            Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by a Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. Each Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a

Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

            Foreign Investments. Each Fund will ordinarily hold no less than 65% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.



            Foreign Debt Securities. Each Fund may invest up to 35% of its total assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



            Foreign Currency Exchange. Since the Funds will be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and Its Securities Markets --Economic Background -- Currency Fluctuation" below. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.
                                       13

            Information. The majority of the securities held by the Funds will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.


            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased liquidity.



            Increased Expenses. The operating expenses of the Funds can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.


            Dollar-Denominated Debt Securities of Foreign Issuers. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.



            Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.



            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.



            Emerging Markets. Each Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.



            Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default.



            Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.



            A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.



            The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While Warburg intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.



            Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by a Fund at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of Warburg, such securities have the potential for future income or capital appreciation.


            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan

Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. government securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


            Debt Securities. The Japan Growth Fund and the Japan Small Company Fund may each invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and, in the case of the Japan Small Company Fund, preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. Each Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of a Fund that invests in zero coupon securities.


            The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, is determined to be of comparable quality by Warburg. Securities rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

            Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.



            Below Investment Grade Securities. The Japan Growth Fund may invest or hold up to 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities, downgraded below investment grade subsequent to acquisition by the Fund. The Japan Small Company Fund may invest or hold up to 5% of its net assets in securities downgraded below investment grade, including convertible and non-convertible debt securities, subsequent to acquisition by the Fund.



            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by Warburg to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.



            Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


            Mortgage-Backed Securities. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).


            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Funds' yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

            The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


            Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.


            Asset-backed securities present certain risks that are not presented by other securities in which these Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The remaining maturity of any asset-backed security a Fund invests in will be 397 days or less. A Fund may purchase asset-backed securities that are unrated.



         Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of each Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.

         Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

         REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estates related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.


            Convertible Securities. Convertible securities in which a fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether a Fund should continue to hold the securities.

            Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, each Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Funds' total assets (including the loan collateral). The Funds will not lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Funds and that is acting as a "finder."


            By lending its securities, each Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

            Borrowing. Each Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            Short Sales "Against the Box". The Japan Growth Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

            The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

            Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers. The Funds may invest in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include JASDAQ and Frontier Market securities. Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            Although investing in securities of small- and medium-sized and emerging growth companies or unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.


            Special Situation Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

            Warrants. Each Fund may invest up to 10% of net assets in warrants to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. A Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. The Japan Small Company Fund may not invest more than 15% of its net assets and the Japan Growth Fund may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Funds' limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the

Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.


            Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.


            Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.


            Reverse Repurchase Agreements and Dollar Rolls. Each of the Funds may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and a Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.



            Each of the Funds also may enter into "dollar rolls," in which a Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.


            Non-Diversified Status. The Japan Growth Fund and the Japan Small Company Fund are classified as non-diversified within the meaning of the 1940 Act, which means that each of these Funds is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of these Funds will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Temporary Defensive Strategies

            Debt Securities. When Warburg believes that a defensive posture is warranted, the Japan Growth Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements. The Japan Small Company Fund may, for temporary defensive purposes, invest without limit in U.S. debt securities.

            Money Market Obligations. Each Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.


                           INVESTMENT RESTRICTIONS

All Funds

            Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

            If a percentage restriction (other than the percentage limitation set forth in No. 1 of each of the Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Funds' assets will not constitute a violation of such restriction.

Japan Growth Fund

            The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

            The Japan Growth Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and enter into short sales "against the box."

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 10% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

            13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Japan Small Company Fund

            The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

            The Japan Small Company Fund may not:

            1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

            3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

            4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

            5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

            6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

            7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

            8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

            9. Issue any senior security except as permitted in these investment limitations.

            10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

            11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

            12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Fund's investment in restricted and illiquid securities exceed 15% of the Fund's assets.

            13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

            14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                             PORTFOLIO VALUATION

            The following is a description of the procedures used by the Funds in valuing its assets.


            Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the highest bid and lowest asked quotations. If there are no such quotations, the value of the securities will be taken to be the most recent bid quotation on the exchange or market. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Funds may employ outside organizations (each a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Boards, which may replace a Pricing Service at any time. Securities, options, futures contracts and other assets for which market quotations are not available will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Boards. In addition, the Boards or their delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.


            Trading in securities in Japan and certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Funds' net asset value is not calculated. As a result, calculation of the Funds' net asset value does not take place contemporaneously with the determination of the prices of the majority of the Funds' securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service as of noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Boards.

                            PORTFOLIO TRANSACTIONS

            Warburg is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

            Warburg will select specific portfolio investments and effect transactions for the Funds and in doing so, seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received due to brokerage business on behalf of the Funds may be useful to Warburg in serving its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Funds. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. For the fiscal year ended October 31, 1998, $8,749 and $13,127 of total brokerage commissions was paid by the Japan Growth Fund and the Japan Small Company Fund, respectively, to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to Warburg's own research program.


            The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years or periods ended October 31.


--------------------------------------------------------------------------------
         Fund                 1996            1997               1998
--------------------------------------------------------------------------------
Japan Growth Fund         $  172,240        $149,801           $197,011
--------------------------------------------------------------------------------
Japan Small Company       $1,551,006        $849,667           $267,535
Fund
--------------------------------------------------------------------------------



            As of October 31, 1998, the Japan Growth Fund and the Japan Small Company Fund held $2,046,000 and $658,000, respectively, in the securities of State Street Bank and Trust Co., one of the regular broker-dealers of each Fund.


            Investment decisions for the Funds concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

            Any portfolio transaction for a Fund may be executed through Counsellors Securities Inc., each Fund's distributor and a wholly-owned subsidiary of Warburg ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of each Fund's operations.

            In no instance will portfolio securities be purchased from or sold to Warburg, Counsellors Securities or any affiliated person of such companies. In addition, the Funds will not give preference to any institutions with whom the Funds enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

            Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

            Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when Warburg, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

                              PORTFOLIO TURNOVER

            The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. The Funds' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

            Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.


            It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


                       JAPAN AND ITS SECURITIES MARKETS

            The Japan Growth Fund and the Japan Small Company Fund, which may invest a significant portion of its assets in Japanese securities, will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

            THE INFORMATION SET FORTH IN THIS SECTION HAS BEEN EXTRACTED FROM VARIOUS GOVERNMENTAL PUBLICATIONS AND OTHER SOURCES. THE FUNDS MAKE NO REPRESENTATION AS TO THE ACCURACY OF THE INFORMATION, NOR HAVE THE FUNDS ATTEMPTED TO VERIFY IT. FURTHERMORE, NO REPRESENTATION IS MADE THAT ANY CORRELATION EXISTS BETWEEN JAPAN OR ITS ECONOMY IN GENERAL AND THE PERFORMANCE OF EACH FUND.

Domestic Politics

            Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives (lower house) and a House of Councillors (upper house). Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993, had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the lower house in June 1993, when certain members of the lower house left the LDP and formed two new political parties. After several years of political unrest, the LDP elected Ryutaro Hashimoto in August 1995, the minister for international trade and industry, as its new leader, and in January 1996, he became prime minister. Mr. Hashimoto dissolved the Diet and called a general election in October 1996, in which the LDP won 239 of the 500 lower-house seats.

As a result, LDP members filled all the new cabinet seats for the first time in three years. The LDP, along with its former coalition partners (the Social Democratic Party and Shinto Sakigake) agreed to continue to work together, but only in loose alliance. Meanwhile, many dissatisfied Diet members from the main opposition party have left the party to join the LDP. By September 1997, enough Diet members from the main opposition party and other parties had defected to the LDP for the LDP to regain its simple majority in the lower house. In August of 1998, Keizo Obuchi, foreign minister under Hashimoto, was elected to the office of prime minister. Japan's continuing political instability may hamper its ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Funds' investments.

Economic Background

            Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

            The Japanese government has called for a transformation of the economy away from its high dependency on export-led growth towards greater stimulation of the domestic economy through extensive deregulation plans, including a fundamental overhaul of Japan's financial industry. In addition, there has been a move toward more economic liberalization and discounting in the consumer sector. These shifts have already begun to take place and may cause disruption in the Japanese economy.

            Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which could lead to a crisis in the banking system.

            Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people.

            Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

            Economic Trends. The following tables set forth Japan's gross domestic product and certain other economic indicators for the years shown.

                          GROSS DOMESTIC PRODUCT (GDP)
                                (yen in billions)


                            1998*         1997         1996         1995         1994          1993
                          ----------   ----------   ----------   ----------   ----------   ----------
Consumption
Expenditures
  Private ............    (Y)303,050   (Y)308,472   (Y)299,440   (Y)290,515   (Y)286,154   (Y)278,703
  Government .........        50,083       50,239       48,969       47,555       45,743       44,771
Gross Fixed
  Capital Formation ..       133,044      143,217      148,190      136,792      137,291      140,433
Increase (Decrease) in
  Stocks .............           914          828        1,058          947           50          620
Exports of Goods and
  Services ...........        56,355       55,979       49,598       45,393       44,410       44,197
Imports of Goods and
  Services ...........        46,753       51,331       46,900       38,272       34,387       33,343
GDP (Expenditures) ...       499,191      507,403      500,356      482,930      479,260      475,381
Change in GDP from
  Preceding Year .....         (1.6)%         1.4%         3.6%         0.8%         0.8%         0.9%


                            1992          1991         1990
                           ----------  ----------   ----------
Consumption
Expenditures
  Private ............     (Y)272,294  (Y)261,891   (Y)249,288
  Government .........         43,262      41,356       38,807
Gross Fixed
  Capital Formation ..        143,525     143,998      136,467
Increase (Decrease) in
  Stocks .............          1,489       3,453        2,430
Exports of Goods and
  Services ...........         47,384      46,723       45,920
Imports of Goods and
  Services ...........         36,891      39,121       42,872
GDP (Expenditures) ...        471,064     458,299      430,040
Change in GDP from
  Preceding Year .....           2.8%        6.6%          --


     Source: International Monetary Fund, International Financial Statistics

----------
* Average of the first and second quarters of 1998.





              WHOLESALE PRICE INDEX                CONSUMER PRICE INDEX
                (Base Year: 1990)                   (Base Year: 1990)

              All          Change from                          Change from
 Year     Commodities     Preceding Year        General        Preceding Year
 ----     -----------     --------------        -------        --------------
 1990        100.0               --              100.0               --
 1991        100.2              0.2              103.3              3.3
 1992         98.7             (1.5)             105.1              1.8
 1993         95.0             (3.7)             106.4              1.3
 1994         93.0             (2.0)             107.1              0.7
 1995         92.2             (0.8)             107.0             (0.1)
 1996         92.3              0.1              107.2              0.2
 1997         93.7              1.4              109.0              1.8
 1998         91.7*            (2.0)             109.6**            0.6


  Source: International Monetary Fund,     Source: International Monetary Fund,
   International Financial Statistics       International Financial Statistics

----------

*  Average of the first eleven months of 1998.
** Average of the first ten months of 1998.

            Currency Fluctuation. Investments by a Fund in Japanese securities will be denominated in yen and most income received by these Funds from such investments will be in yen. However, the Funds' net asset value will be reported, and distributions will be made, in U.S. dollars.
Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of a Fund's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                       AVERAGE CURRENCY EXCHANGE RATES


                         Year           Yen Per U.S. Dollar
                         ----           -------------------
                         1990                 144.79
                         1991                 134.71
                         1992                 126.65
                         1993                 111.20
                         1994                 102.21
                         1995                  94.06
                         1996                 108.78
                         1997                 120.99
                         1998                 139.11*


     Source: International Monetary Fund, International Financial Statistics


----------
* Average as of the first eleven months of 1998.


Securities Markets


            The Exchange Market. The Japanese exchange market is a highly systemized, government regulated market currently consisting of eight stock exchanges. The three main Japanese Exchanges (Tokyo, Osaka and Nagoya) are comprised of First and Second Sections. The First Sections have more stringent listing standards with respect to a company's number of years in existence, number of outstanding shares and trading volume and, accordingly, list larger, more established companies than the Second Sections. The Tokyo Stock Exchange ("TSE") is the largest exchange and, as of December 31, 1998, the First Section of the TSE listed 1,340 companies with market capitalization of approximately
267.8 trillion yen (approximately $2.3 trillion as of such date). The Second Sections of the main Japanese Exchanges generally list smaller, less capitalized companies than those traded on the First Sections. As of December 31, 1998, the Second Section of the TSE listed 498 companies with market capitalization of approximately 7.4 trillion yen (approximately $64.0 billion as of such date).


            The OTC Market. The Japanese OTC market ("JASDAQ") is less systemized than the stock exchanges. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a "matching agent," as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of a Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts a Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of a Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined.


            As of December 31, 1998, 868 issues were traded through JASDAQ, having an aggregate market capitalization in excess of 7.7 trillion yen (approximately $67.8 billion as of such date). The entry requirements for JASDAQ were amended on December 1, 1998. As of February 22, 1999, there was no English translation of the amendments available. JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.


            Market Risks. Although the market for Japanese equities traded on the First Section of the TSE is substantial in terms of trading volume and liquidity, the TSE has nonetheless exhibited significant market volatility in the past several years. With respect to the OTC market, trades of certain stocks may not be effected on days when the matching of buy and sell orders for such stocks does not occur. The liquidity of the Japanese OTC market, as well as that of the Second Sections of the exchanges, although increasing in recent years, is limited by the small number of publicly held shares which trade on a regular basis. Overall, Japanese securities markets have declined significantly since 1989 which has contributed to a weakness in the Japanese economy and the impact of a further decline cannot be ascertained.

Other Factors

            The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Funds' investments, cannot be predicted. In addition, Japan has one of the world's highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Yokohama, Osaka and Nagoya.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors

            The business and affairs of each Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board. Under each Fund's Charter, a Board may classify or reclassify any unissued shares of the Funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

            The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


Richard N. Cooper* (64)             Director
Harvard University                  Professor at Harvard University; National
1737 Cambridge Street               Intelligence Counsel from June 1995 until
Cambridge, Massachusetts 02138      January 1997; Director or Trustee of
                                    Circuit City Stores, Inc. (retail
                                    electronics and appliances) and Phoenix
                                    Home Life Mutual Insurance Company;
                                    Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.


----------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Jack W. Fritz (71)                  Director
2425 North Fish Creek Road          Private investor; Consultant and Director
P.O. Box 483                        of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014               Communications (developers and operators
                                    of radio stations); Director of Advo,
                                    Inc. (direct mail advertising);
                                    Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.

John L. Furth* (68)                 Chairman of the Board
466 Lexington Avenue                Chief Executive Officer and Director of
New York, New York 10017-3147       Warburg; Associated with Warburg since
                                    1970. Chairman of the Board and officer of
                                    other investment companies advised by
                                    Warburg. Director/Trustee of other
                                    investment companies in the Warburg Pincus
                                    family of funds.

Jeffrey E. Garten (51)              Director
Box 208200                          Dean of Yale School of Management and
New Haven, Connecticut 06520-8200   William S. Beinecke Professor in the
                                    Practice of International Trade and Finance;
                                    Undersecretary of Commerce for International
                                    Trade from November 1993 to October 1995;
                                    Professor at Columbia University from
                                    September 1992 to November 1993;
                                    Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.

Thomas A. Melfe (67)                Director
1251 Avenue of the Americas         Partner in the law firm of Piper &
29th Floor                          Marbury, Partner in the law firm of
New York, New York 10020-1104       Donovan Leisure Newton & Irvine from
                                    April 1984 to April 1998; Chairman of the
                                    Board, Municipal Fund for New York
                                    Investors, Inc.; Director/Trustee of other
                                    investment companies in the Warburg Pincus
                                    family of funds.

Arnold M. Reichman* (50)            Director
466 Lexington Avenue                Managing Director, Chief Operating
New York, New York 10017-3147       Officer and Assistant Secretary of
                                    Warburg; Associated with Warburg since 1984;
                                    Officer of Counsellors Securities;
                                    Director/Trustee of other investment
                                    companies in the Warburg Pincus family
                                    of funds.


----------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Alexander B. Trowbridge (69)        Director
1317 F Street                       President of Trowbridge Partners, Inc.
5th Floor                           (business consulting) from January 1990
Washington, DC  20004               to November 1996; Director or Trustee of
                                    New England Mutual Life Insurance Co.,
                                    ICOS Corporation (biopharmaceuticals),
                                    WMX Technologies Inc. (solid and
                                    hazardous waste collection and disposal),
                                    The Rouse Company (real estate
                                    development), Harris Corp. (electronics
                                    and communications equipment), The
                                    Gillette Co. (personal care products) and
                                    Sun Company Inc. (petroleum refining and
                                    marketing); Director/Trustee of other
                                    investment companies in the Warburg Pincus
                                    family of funds.

Eugene L. Podsiadlo (42)            President
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1991; Officer of
                                    Counsellors Securities and other investment
                                    companies in the Warburg Pincus family
                                    of funds.

Steven B. Plump (40)                Executive Vice President
466 Lexington Avenue                Senior Vice President of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1995; Associated with
                                    Chemical Investment Services and its
                                    affiliates from 1993 until 1995. Officer of
                                    Counsellors Securities and other investment
                                    companies in the Warburg Pincus family
                                    of funds.

Stephen Distler (45)                Vice President
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1984; Treasurer of
                                    Counsellors Securities; Officer of other
                                    investment companies in the Warburg Pincus
                                    family of funds.

Janna Manes, Esq. (31)              Vice President and Secretary
466 Lexington Avenue                Vice President of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1996; Associated with
                                    the law firm of Willkie Farr & Gallagher
                                    from 1993 to 1996; Officer of other
                                    investment companies  in the Warburg
                                    Pincus family of funds.

Howard Conroy, CPA (45)             Vice President and Chief Financial Officer
466 Lexington Avenue                Vice President of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1992; Officer of other
                                    investment companies in the Warburg Pincus
                                    family of funds.

Daniel S. Madden, CPA (33)          Treasurer and Chief Accounting Officer
466 Lexington Avenue                Vice President of Warburg; Associated
New York, New York 10017-3147       with Warburg since 1995; Associated with
                                    BlackRock Financial Management, Inc. from
                                    September 1994 to October 1995; Associated
                                    with BEA Associates from April 1993 to
                                    September 1994; Associated with Ernst &
                                    Young LLP from 1990 to 1993; Officer of
                                    other investment companies in the Warburg
                                    Pincus family of funds.

Stuart J. Cohen, Esq. (30)          Assistant Secretary
466 Lexington Avenue                Vice President of Warburg; Associated with
New York, New York 10017-3147       Warburg since 1997; Associated with the law
                                    firm of Gordon Altman Butowsky Weitzen
                                    Shalov & Wein from 1995 to 1997; Officer of
                                    other investment companies in the Warburg
                                    Pincus family of funds.



          No employee of Warburg, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates, receives any compensation from the Funds for acting as an officer or director of a Fund. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee received an annual fee of $325. For each fund in the Warburg Pincus family of funds, each Director/Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, $1,000 or $2,000 per fund for Director services provided and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee received an annual fee of $325.

Directors' Total Compensation (for the fiscal year ended October 31, 1998):


-----------------------------------------------------------------

                            Japan     Japan     All Investment
                            Small     Growth     Companies in
Name of Director           Company     Fund       the Warburg
                            Fund              Pincus Fund Complex(1)
-----------------------------------------------------------------
John L. Furth(2)             None      None         None
-----------------------------------------------------------------
Arnold M. Reichman(2)        None      None         None
-----------------------------------------------------------------
Richard N. Cooper           $1,900    $1,900      $56,600
-----------------------------------------------------------------
Donald J. Donahue(3)        $  475    $  475      $13,525
-----------------------------------------------------------------
Jack W. Fritz               $2,150    $2,150      $63,100
-----------------------------------------------------------------
Jeffrey E. Garten           $1,675    $1,675      $49,325
-----------------------------------------------------------------
Thomas A. Melfe             $2,150    $2,150      $60,700
-----------------------------------------------------------------
Alexander B. Trowbridge     $2,250    $2,250      $64,000
-----------------------------------------------------------------


----------


(1) Each Director/Trustee also serves as a Director or Trustee of 39 investment companies in the Warburg Pincus family of funds except for Mr. Melfe, who also serves as a Director/Trustee of 22 investment companies in the Warburg Pincus family of funds.



(2) Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg and, accordingly, receive no compensation from the Funds or any other investment company in the Warburg Pincus family of funds.



(3) Mr. Donahue resigned as a Director of each Fund effective February 6, 1998.


            As of January 29, 1999, Directors and officers as a group, owned of record less than 1% of each Fund's outstanding Common Shares. No Director or officer owned any of the Funds' outstanding Advisor Shares.


Portfolio Manager

            Mr. P. Nicholas Edwards is Portfolio Manager of the Japan Growth Fund and Portfolio Manager of the Japan Small Company Fund. Prior to joining Warburg in August 1995, Mr. Edwards was a director at Jardine Fleming Investment
Advisers, Tokyo.   He was a vice president of Robert Fleming Inc. in New York
City from 1988 to 1991. Mr. Edwards earned M.A. degrees from Oxford University and Hiroshima University in Japan.


Investment Adviser and Co-Administrators

            Warburg, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively).

            Warburg, subject to the control of the Funds' officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of the Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment. For its investment advisory services, Warburg receives a fee calculated at an annual rate of 1.25% of each Fund's average daily net assets.


            As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Funds. For its administrative services, Counsellors Service receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.



            As a co-administrator, PFPC calculates each Fund's net asset value, provides all accounting services for the Funds and assists in related aspects of the Funds' operations. For its administrative services, PFPC receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million, subject in each case to a minimum annual fee and exclusive out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

            Warburg and the Funds' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Funds.


            Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. The advisory fees earned by Warburg and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the last three fiscal years are described below.

                              Warburg Advisory Fees
             (portions of fees waived, if any, noted in parenthesis)

----------------------------------------------------------------------------------
                   Fiscal year ended      Fiscal year ended     Fiscal year ended
     Fund           October 31, 1996       October 31, 1997      October 31, 1998
----------------------------------------------------------------------------------
Japan Growth       $149,987  ($149,987)  $260,741   ($143,819)  $438,025   ($73,158)
----------------------------------------------------------------------------------
Japan Small      $2,721,814  ($573,600)  $927,417*  ($357,562)  $526,522  ($288,783)
Company
----------------------------------------------------------------------------------

* Effective at the close of business on May 23, 1997, Warburg ceased to engage SPARX Investment & Research, USA, Inc. ("SPARX") as sub-investment adviser to the Japan Small Company Fund. Up until that time, Warburg paid SPARX from its advisory fee at an annual rate of .625% of the average daily net assets of the Fund.

                           PFPC Co-Administration Fees
             (portions of fees waived, if any, noted in parenthesis)

----------------------------------------------------------------------------------
                    Fiscal year ended   Fiscal year ended   Fiscal year ended Fund
                     October 31, 1996    October 31, 1997     October 31, 1998
----------------------------------------------------------------------------------
Japan Growth       $ 14,399  ($11,644)  $25,031  ($25,031)   $49,934   ($42,040)
----------------------------------------------------------------------------------
Japan Small        $260,256  ($53,976)  $89,032  ($20,262)   $58,033   ($50,546)
Company
----------------------------------------------------------------------------------

                   Counsellors Service Co-Administration Fees

----------------------------------------------------------------------------------
                   Fiscal year ended    Fiscal year ended     Fiscal year ended
      Fund          October 31, 1996     October 31, 1997      October 31, 1998
----------------------------------------------------------------------------------
Japan Growth           $ 11,999              $20,859               $35,042
----------------------------------------------------------------------------------
Japan Small            $217,745              $74,193               $42,122
Company
----------------------------------------------------------------------------------

Custodian and Transfer Agent

            State Street Bank and Trust Company ("State Street") serves as custodian of each of the Fund's non-U.S. assets, and PNC Bank, National Association ("PNC") serves as custodian of each of the Fund's U.S. assets. Pursuant to separate custodian agreements (the "Custodian Agreements"), State Street and PNC each (i) maintain a separate account or accounts in the name of the Funds, (ii) hold and transfer portfolio securities on account of the Funds,
(iii) make receipts and disbursements of money on behalf of the Funds, (iv) collect and receive all income and other payments and distributions for the account of the Funds' portfolio securities and (v) make periodic reports to the Boards concerning the Funds' custodial arrangements. State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds, and PNC is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. PNC may delegate its duties under its Custodian Agreement with a Fund to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Fund and upon the satisfaction of certain other conditions. PNC is an indirect, wholly owned subsidiary of PNC Bank Corp., and its principal business address is 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


            State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Funds,
(ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

            The Funds are open-end management investment companies within the meaning of the 1940 Act. The Japan Growth Fund was incorporated on October 10, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Japan Growth Fund, Inc.," and the Japan Small Company Fund was incorporated on July 26, 1994 under the laws of the State of Maryland under the name "Warburg, Pincus Japan OTC Fund, Inc." On August 21, 1998, the Fund amended its charter to change its name to "Warburg, Pincus Japan Small Company Fund, Inc." Each of the Funds is a non-diversified management investment company.

            Although each Fund is authorized to offer two classes of shares, Common Shares and Advisor Shares, the Japan Small Company Fund currently offers only Common Shares. The Japan Growth Fund offers both Common and Advisor Shares, the Advisor Shares pursuant to a separate prospectus. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

            Each Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

            All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

            Counsellors Securities, 466 Lexington Avenue, New York, New York 10017-3147, acts as distributor to each of the Funds and is a wholly-owned subsidiary of Warburg.


            Common Shares. The Japan Growth Fund and the Japan Small Company Fund have each entered into a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of the Funds; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable.



            Pursuant to the Common Shares 12b-1 Plan, Counsellors Securities provides the Boards with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.



            For the fiscal year ended October 31, 1998, the Common Shares of the Japan Growth Fund and the Japan Small Company Fund paid Counsellors

Securities $87,542 and $105,301, respectively, which was expended on advertising, marketing communications and public relations.


            Certain financial-services firms may receive service fees from the distributor, the adviser or their affiliates for providing recordkeeping or other services in connection with investments in the funds. Financial-services firms may also be reimbursed for marketing costs. The service fee may be up to 0.40% per year of the value of fund accounts maintained by the firm. The funds may reimburse part of the service fee at rates they would normally pay to the transfer agent for providing the services.



            Advisor Shares. The Japan Growth Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. Advisor Shares of the Fund bear expenses paid pursuant to the Advisor Shares 12b-1 Plan at an annual rate not to exceed .75% of the average daily net asset value of the Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets. The Advisor Shares 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Shares 12b-1 Plan and the purpose for which such expenditures were made. For the fiscal year ended October 31, 1998, the Advisor Shares of the Japan Growth Fund paid $127, all of which were paid to Institutions.



            Certain Institutions may receive service fees from the distributor, the adviser or their affiliates for providing recordkeeping or other services in connection with investments in the funds. Institutions may also be reimbursed for marketing and other costs. The service fee may be up to 0.10% per year of the value of fund accounts maintained by the firm. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institutions. The funds may reimburse part of the service fee at rates they would normally pay to the transfer agent for providing the services.


            An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of the Fund's shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


            General. The Common Shares 12b-1 Plans and the Advisor Shares 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Boards, including a majority of the Directors who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plans or the 12b-1 Plans, as the case may be ("Independent Directors"). Any material amendment of a Common Shares 12b-1 Plan or an Advisor Shares 12b-1 Plan would require the approval of the Boards in the same manner. Neither the Common Shares 12b-1 Plans nor the Advisor Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Common Shares 12b-1 Plan or Advisor Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of each Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

            The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund.

            Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


            If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, each Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund will comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.


Automatic Cash Withdrawal Plan

            An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

                               EXCHANGE PRIVILEGE

            An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Warburg Pincus fund at their respective net asset values.

            If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.


            The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at 1-800-222-8977.


            The Funds reserve the right to refuse exchange purchases by any person or group if, in Warburg's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Funds and Their Investments

            Each Fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

            As a regulated investment company, a Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

            Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

            The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.




            If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

            A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

            A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

Foreign Taxes

            In the opinion of Japanese counsel for the Funds, the operations of the Funds will not subject the Funds to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Funds by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, a Japanese withholding tax at a rate of 15% is, within certain exceptions, imposed upon dividends paid by Japanese corporations to the Funds. Pursuant to the present terms of the Convention, interest received by the Funds from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

            Each Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations. Each Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies

            If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

            Alternatively, a Fund may make a mark-to-market election that will result in a Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. A Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

            Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

            Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

            Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

            If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

            Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a

Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Backup Withholding

            A Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

            Shareholders will be notified annually by the relevant Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

            Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                          DETERMINATION OF PERFORMANCE

            From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Warburg Pincus Funds." Current total return figures may be obtained by calling Warburg Pincus Funds at 800-927-2874.

            With respect to the Funds' Common and Advisor Shares, the average annual total return for the periods ended October 31, 1998 were as follows (performance figures calculated without waiver of fees by a Fund's service provider(s), if any, are noted in parentheses):

                                  TOTAL RETURN
                                  COMMON SHARES


--------------------------------------------------------------------------------
Fund (Inception Date)    One-Year           Five-Year       Since Inception
--------------------------------------------------------------------------------
Japan Growth            (11.81)%  (12.22)%   N/A     N/A      (4.34)%    (5.06)%
(12/29/95)
--------------------------------------------------------------------------------
Japan Small             (10.61)%  (11.54)%   N/A     N/A     (11.72)%   (12.52)%
Company (9/30/94)
--------------------------------------------------------------------------------


                                 ADVISOR SHARES


--------------------------------------------------------------------------------
Fund (Inception Date)     One-Year           Five-Year        Since Inception
--------------------------------------------------------------------------------
Japan Growth             (11.93)%  (12.54)%  N/A     N/A       (4.74)%   (5.48)%
(12/29/95)
--------------------------------------------------------------------------------


            These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

            These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)to the nth power = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

            These total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

            When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

            A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

            The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


            A Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds; (ii) in the case of the Japan Growth Fund, the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index, the Salomon Russell Global Equity Index, the FT-Actuaries World Indices, the S&P 500 Index, the Nikkei over-the-counter average, the JASDAQ Index, the Nikkei 225 and 300 Stock Indexes and the Tokyo Stock Exchange Index, which are unmanaged indexes of common stock, and the case of the Japan Small Company Fund, the JASDAQ and the Morgan Stanley Japan Small Company Index; or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


            Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

            To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in 14 of the last 27 years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-1998
                              ANNUAL TOTAL RETURN+


           YEAR                   EAFE INDEX               S&P 500 INDEX
           ----                   ----------               -------------
           1972*                     33.28                      15.63
           1973*                    -16.82                     -17.37
           1974*                    -25.60                     -29.72
           1975                      31.21                      31.55
           1976                       -.36                      19.15
           1977*                     14.61                     -11.50
           1978*                     28.91                       1.06
           1979                       1.82                      12.31
           1980                      19.01                      25.77
           1981*                     -4.85                      -9.73
           1982                      -4.63                      14.76
           1983*                     20.91                      17.27
           1984*                      5.02                       1.40
           1985*                     52.97                      26.33
           1986*                     66.80                      14.62
           1987*                     23.18                       2.03
           1988*                     26.66                      12.40
           1989                       9.22                      27.25
           1990                     -24.71                      -6.56
           1991                      10.19                      26.31
           1992                     -13.89                       4.46
           1993*                     30.49                       7.06
           1994*                      6.24                      -1.54
           1995                       9.42                      34.11
           1996                       4.40                      20.26
           1997                       0.24                      31.01
           1998                      18.29                      26.23


----------
+  Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 14 out of the last 27 years.

            The quoted performance information shown above is not intended to indicate the future performance of the Funds.

            Advertising or supplemental sales literature relating to the Japan Growth Fund and the Japan Small Company Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how such Funds differ from the EAFE Index in composition. The Japan Growth Fund and the Japan Small Company Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for these Funds may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature.


            In its reports, investor communications or advertisements, each Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments; (v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Funds; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or a Fund's investment objective; and (xi) other information of interest to investors.


                     INDEPENDENT ACCOUNTANTS AND COUNSEL

            PricewaterhouseCoopers LLP ("PwC"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

            Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS


            As of January 29, 1999, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:


Japan Growth Fund


COMMON SHARES       Charles Schwab & Co., Inc.*                    33.72%
                    Special Custody Account for the
                    Exclusive Benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA  94104-4122

                    National Financial Services Corporation*       31.64%
                    FBO Customers
                    P.O. Box 3908
                    Church Street Station
                    New York, NY  10008-3908

                    Donaldson Lufkin & Jenrette*                    9.90%
                    Securities Corp. Pershing Division
                    Mutual Fund Balancing
                    1 Pershing Plaza Fl. 14
                    Jersey City, NJ  07399-0001

                    Susquehanna Financial Group Inc.*               5.48%
                    401 E. City Avenue, Suite 220
                    Bala Cynwyd, PA 19004-1117

ADVISOR SHARES      U.S. Clearing Corporation*                     38.60%
                    FBO 500-23759-12
                    26 Broadway
                    New York, NY  10004-1798

                    CIBC Oppenheimer Corp.*                        31.48%
                    FBO 064-16436-14
                    P.O. Box 3484
                    Church Street Station
                    New York, NY 10008-3484

                    CIBC Oppenheimer Corp.*                        15.76%
                    FBO 064-17999-11
                    P.O. Box 3484
                    Church Street Station
                    New York, NY 10008-3484

                    Donaldson Lufkin & Jenrette Securities*         8.22%
                    P.O. Box 2052
                    Jersey City, NJ  07303-2052

                    Warburg Pincus Asset Mgmt.                      5.02%
                    Attn: Stephen Distler
                    466 Lexington Avenue, 10th Fl.
                    New York, NY  10017-3140

Japan Small Company Fund


COMMON SHARES       Charles Schwab & Co., Inc.*                    33.96%
                    Special Custody Account for the
                    Exclusive Benefit of Customers
                    Attn: Mutual Funds Dept.
                    101 Montgomery Street
                    San Francisco, CA  94104-4122

                    National Financial Services Corporation*       31.16%
                    FBO Customers
                    P.O. Box 3908
                    Church Street Station
                    New York, NY  10008-3908

                    Donaldson Lufkin & Jenrette*                    8.63%
                    Securities Corp. Pershing Division
                    Mutual Fund Balancing
                    1 Pershing Plaza Fl. 14
                    Jersey City, NJ  07399-00001


----------
* The Funds believe that these entities are not the beneficial owners of shares held of record by it.


            Mr. Lionel I. Pincus, Chief Executive Officer of Warburg, may be deemed to have beneficially owned 0.39% and 0.01% of the outstanding shares of the Japan Growth Fund and Japan Small Company Funds, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                              FINANCIAL STATEMENTS

            Each Fund's audited financial report dated October 31, 1998, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual reports upon request by calling Warburg Pincus Funds at 800-927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

            Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

            The following summarizes the ratings used by S&P for corporate bonds:

            AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

            BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than

B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

            B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

            CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

            CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

            C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

            To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

            D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The following summarizes the ratings used by Moody's for corporate bonds:

            Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

            Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION

                     WARBURG, PINCUS JAPAN GROWTH FUND, INC.

Item 23.    Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

      a(1)        Articles of Incorporation.(1)

       (2)        Articles of Amendment. (2)

       (3)        Articles Supplementary.(2)

      b(1)        By-Laws.(1)

       (2)        Amendment to By-Laws.(3)

       (3)        Amendment to By-Laws.(4)

      c           Form of Share Certificates.(5)

      d           Form of Investment Advisory Agreement.(6)

      e           Form of Distribution Agreement.(2)

      f           Not applicable.

      g(1)        Form of Custodian Agreement with State Street Bank & Trust
                  Company.(7)

       (2)        Form of Custodian Agreement with PNC Bank, National
                  Association.(7)

      h(1)        Form of Transfer Agency Agreement.(5)

----------------------

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on October 25, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on February 25, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on July 1, 1996.

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A
of Warburg, Pincus Global Fixed Income Fund, Inc., filed on February 17, 1998 (Securities Act File No. 33-36066).

Exhibit No.       Description of Exhibit
-----------       ----------------------

       (2)        Forms of Co-Administration Agreements.(5)

       (3)        Forms of Services Agreements.(2)

        i Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

      j(1)        Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

       (2)        Consent of Hamada & Matsumoto, Japanese counsel to the
                  Fund.

        k         Not Applicable.

        l         Form of Purchase Agreement.(5)

      m(1)        Form of Shareholder Servicing and Distribution Plan.(7)

       (2)        Form of Distribution Plan.(7)

      n(1)        Financial Data Schedule relating to Common Shares.

       (2)        Financial Data Schedule relating to Advisor Shares.

        o         Form of Rule 18f-3 Plan. (8)

-----------------

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on December 18, 1995.

(7) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Warburg, Pincus Major Foreign Markets Fund, Inc. (formerly known as Warburg, Pincus Managed EAFE(R) Countries Fund, Inc.), filed on November 5, 1997 (Securities Act File No. 333-39611).

(8) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Warburg, Pincus New York Intermediate Municipal Fund, Inc., (Securities Act File No. 33-11075).

Item 24     Persons Controlled by or Under Common Control with Registrant

            From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has seven wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; Warburg Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.
Item 25.    Indemnification

            Registrant, and officers and directors of Warburg, Counsellors Securities Inc. ("Counsellors Securities") and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Registrant's Registration Statement on Form N-1A, filed on October 25, 1995.

Item 26.    Business and Other Connections of Investment Adviser
            Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).
Item 27.    Principal Underwriter
            (a) Counsellors Securities will act as distributor for Registrant, as well as for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Central & Eastern Europe Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Emerging Markets II Fund; Warburg Pincus European Equity Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Global Telecommunications Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus High Yield Fund; Warburg Pincus

Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus International Growth Fund; Warburg Pincus International Small Company Fund; Warburg Pincus Japan Small Company Fund; Warburg Pincus Long-Short Equity Fund; Warburg Pincus Long-Short Market Neutral Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus Municipal Bond Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg Pincus Select Economic Value Equity Fund; Warburg Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Global Fixed Income Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; Warburg Pincus Trust II; Warburg Pincus U.S. Core Equity Fund; Warburg Pincus U.S. Core Fixed Income Fund; Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund.

            (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

            (c)   None.

Item 28.    Location of Accounts and Records

            (1)   Warburg, Pincus Japan Growth Fund, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (Registrant's Articles of Incorporation,
                  By-laws and minute books)

            (2)   Warburg Pincus Asset Management, Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as investment adviser)

            (3)   Counsellors Funds Service, Inc.
                  466 Lexington Avenue
                  New York, New York  10017-3147
                  (records relating to its functions as co-administrator)

            (4)   PFPC Inc.
                  400 Bellevue Parkway
                  Wilmington, Delaware  19809
                  (records relating to its functions as co-administrator)


            (5)   PNC Bank, National Association
                  Mutual Fund Custody Services
                  200 Stevens Drive
                  Suite 440
                  Lester, Pennsylvania  19113
                  (records relating to its functions as custodian)

            (6)   Counsellors Securities Inc.
                  466 Lexington Avenue
                  New York, New York 10017-3147
                  (records relating to its functions as distributor)

            (7)   State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110
                  (records relating to its functions as custodian, shareholder servicing agent, transfer agent and dividend disbursing agent)

            (8)   Boston Financial Data Services, Inc.
                  2 Heritage Drive
                  North Quincy, Massachusetts 02171
                  (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings


                 Not applicable.

                                   SIGNATURES


             Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 22nd day of February, 1999.


                                         WARBURG, PINCUS JAPAN GROWTH FUND, INC.

                                    By:  /s/ Eugene L. Podsiadlo
                                         ---------------------------------------
                                             Eugene L. Podsiadlo
                                             President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature                           Title                      Date
---------                           -----                      ----
/s/ John L. Furth                   Chairman of the            February 22, 1999
----------------------------        Board of Directors
    John L. Furth

/s/ Eugene L. Podsiadlo             President                  February 22, 1999
----------------------------
Eugene L. Podsiadlo

/s/ Howard Conroy                   Vice President and         February 22, 1999
----------------------------        Chief Financial
    Howard Conroy                   Officer


/s/ Daniel S. Madden                Treasurer and Chief        February 22, 1999
----------------------------        Accounting Officer
    Daniel S. Madden

/s/ Richard N. Cooper               Director                   February 22, 1999
----------------------------
    Richard N. Cooper

/s/ Jack W. Fritz                   Director                   February 22, 1999
----------------------------
    Jack W. Fritz

/s/ Jeffrey E. Garten               Director                   February 22, 1999
----------------------------
    Jeffrey E. Garten

/s/ Thomas A. Melfe                 Director                   February 22, 1999
----------------------------
    Thomas A. Melfe

/s/ Arnold M. Reichman              Director                   February 22, 1999
----------------------------

    Arnold M. Reichman

/s/ Alexander B. Trowbridge         Director                   February 22, 1999
----------------------------
    Alexander B. Trowbridge

                               INDEX TO EXHIBITS

Exhibit No.       Description of Exhibit

  i Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

  j(1)            Consent of PricewaterhouseCoopers LLP, Independent
                  Accountants.

   (2) Consent of Hamada & Matsumoto, Japanese counsel to the Fund.

  n(1)            Financial Data Schedule relating to Common Shares.

   (2)            Financial Data Schedule relating to Advisor Shares.